T. Rowe Price Institutional High Yield Fund

Supplement to Prospectus Dated October 1, 2014

Effective immediately, Mark J. Vaselkiv will replace Paul A. Karpers as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee.

On page 5, the portfolio manager table under “Management” is revised as follows:

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Mark J. Vaselkiv	Chairman of Investment Advisory Committee	2015	1988

On page 20, the disclosure under “Portfolio Management” is supplemented as follows:

Effective July 8, 2015, Mark J. Vaselkiv replaced Paul A. Karpers as Chairman of the fund’s Investment Advisory Committee. Mr. Vaselkiv joined the Firm in 1988 and his investment experience dates from 1984. He has served as a portfolio manager with the Firm throughout the past five years. Mr. Vaselkiv previously managed the fund and served as chairman of the committee from the fund’s inception in 2002 through 2008.

The date of this supplement is July 8, 2015.

E137-041 7/8/15